                                    FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                       AND

                        LISTING OF SUCH SECURITIES ON THE
                          NEW YORK STOCK EXCHANGE, INC.

                           TOLL BROTHERS FINANCE CORP.
                              TOLL BROTHERS, INC.*
           (Exact name of each registrant as specified in its charter)

  Toll Brothers Finance Corp.- Delaware                                           Toll Brothers Finance Corp.- 23-3097271
  Toll Brothers, Inc.- Delaware                                                   Toll Brothers, Inc.- 23-2416878
  --------------------------------------------------                              ------------------------------------------
  (State or other jurisdiction of                                                 (I.R.S. Employer Identification Number)
  incorporation of each registrant)

                              3103 Philmont Avenue
                      Huntingdon Valley, Pennsylvania 19006
   ---------------------------------------------------------------------------
                        (Address, including zip code, of
                    registrants' principal executive offices)

                     Securities to be registered pursuant to
                         Section 12(b) of the Securities
                        Exchange Act of 1934 (the "Act"):

         Title of each class                                 Name of each exchange on which
         to be so registered                                 each class is to be registered
------------------------------------------                -------------------------------------
   6.875% Senior Notes due 2012                                   New York Stock Exchange
   of Toll Brothers Finance Corp.

   Guarantees of 6.875% Senior                                    New York Stock Exchange
   Notes due 2012 of Toll Brothers
   Finance Corp. by Toll Brothers, Inc.
   and certain subsidiaries of Toll
   Brothers, Inc.*

                      *SEE TABLE OF ADDITIONAL REGISTRANTS

This form relates to the registration of a class of "debt securities," as defined in Rule 3a12-11(c) under the Act, pursuant to Section 12(b) of the Act and, pursuant to General Instruction A.(c) will be effective upon the later of the receipt by the Securities and Exchange Commission (the "Commission") of certification from the New York Stock Exchange or effectiveness of the Securities Act registration statement relating to the class of securities that are the subject of this registration statement. Toll Brothers, Inc., the parent guarantor of these debt securities, is subject to and in compliance with the reporting requirements under Section 12 or Section 15(d) of the Act.

The offer and sale of these securities are concurrently being registered with the Commission under the Securities Act of 1933 (the "Securities Act").

Securities Act registration statement file number to which this form relates (for any registration statement that the issuer is filing concurrently with this form): Registration Nos. 333-103931, 333-103931-01, 333-103931-02, 333-103931-03
and 333-103931-04.

All requisite approvals and authorizations have been received, and required supporting documents relating to this transaction have been filed with the New York Stock Exchange. Pursuant to the requirements of Section 12 of the Act, the registrants have duly caused the registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

In connection with the issuance of these securities, the issuers have received opinions of counsel covering: the valid existence of the issuers; the due authorization of the debt securities subject to this application (the "Debt Securities"); the validity of the Debt Securities; the qualification of the indenture under the Trust Indenture Act of 1939, if applicable; and, the effectiveness of the securities under the Securities Act, or, if not registered, the reasons why not.

Registrants: Toll Brothers Finance Corp.

          Date: July 11, 2003
               ------------------------

          By:   Joseph R. Sicree
             --------------------------
             Name:   Joseph R. Sicree
             Title:  Chief Accounting Officer

          Toll Brothers, Inc.

          Date: July 11, 2003
               ------------------------

          By:   Joseph R. Sicree
              --------------------------
              Name:   Joseph R. Sicree
              Title:  Chief Accounting Officer

          Additional Registrants (See Attached Table of Additional Registrants)

          Date: July 11, 2003
               ------------------------

          By:   Joseph R. Sicree
             --------------------------
               Name:   Joseph R. Sicree
               Title:  Designated Officer

                             Listing Application to
                          New York Stock Exchange, Inc.
                                   (637432-    )

The New York Stock Exchange, Inc. hereby authorizes the above referenced debt securities of Toll Brothers Finance Corp., Toll Brothers, Inc. and the other Additional Registrants listed herein, subject to official notice of issuance, and certifies to the Securities and Exchange Commission its approval for the listing and registration of such securities under the Act.


By:___________________________
     Janice O'Neill
     Vice President
     Corporate Compliance

                       TABLE OF ADDITIONAL REGISTRANTS(1)

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Toll Holdings, Inc.                                Delaware                  23-2569047
Amwell Chase, Inc.                                 Delaware                  23-2551304
BBCC Investments, Inc.                             Pennsylvania              23-3051375
Brentwood Investments I, Inc                       Tennessee                 04-3602308
Bunker Hill Estates, Inc.                          Delaware                  23-2535037
Chesterbrooke, Inc.                                Delaware                  23-2485513
Connecticut Land Corp.                             Delaware                  23-2533514
Daylesford Development Corp.                       Delaware                  23-2511943
Eastern States Engineering, Inc.                   Delaware                  23-2432981
Edmunds-Toll Construction Company                  Arizona                   23-2832024
Fairway Valley, Inc.                               Delaware                  23-2432976
First Brandywine Finance Corp.                     Delaware                  23-2737486
First Brandywine Investment Corp. II               Delaware                  23-2731790
First Brandywine Investment Corp. III              Delaware                  23-2820213
First Huntingdon Finance Corp.                     Delaware                  23-2485787
Franklin Farms G.P., Inc.                          Delaware                  23-2486303
Frenchman's Reserve Country Club, Inc.             Florida                   56-2290261
HQZ Acquisitions, Inc.                             Michigan                  38-3149633
MA Limited Land Corporation                        Delaware                  23-2523560
Maple Point, Inc.                                  Delaware                  23-2551803
Maryland Limited Land Corporation                  Delaware                  23-2499816
Mizner County Club, Inc.                           Florida                   23-2970622
Polekoff Farm, Inc.                                Pennsylvania              23-2417142


-----------
(1) The address, including zip code, for each of the additional registrants is 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006.

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Silverman Development Company, Inc.                Michigan                  38-3180742
SH Homes Corporation                               Michigan                  38-3392296
SI Investment Corporation                          Michigan                  38-3298884
Springfield Chase, Inc.                            Delaware                  23-2538985
Stewarts Crossing, Inc.                            Delaware                  23-2547222
Tampa Realty Associates, Inc.                      Florida                   23-3026885
TB Proprietary Corp.                               Delaware                  23-2485790
TB Proprietary LP, Inc.                            Delaware                  23-3066217
Tenby Hunt, Inc.                                   Delaware                  23-2682947
The Silverman Building Companies, Inc.             Michigan                  38-3075345
Toll AZ GP Corp.                                   Delaware                  23-2815680
Toll Bros., Inc.                                   Pennsylvania              23-2417123
Toll Bros., Inc.                                   Delaware                  23-2600117
Toll Bros., Inc.                                   Texas                     23-2896374
Toll Bros. of Arizona, Inc.                        Arizona                   23-2906398
Toll Bros. of North Carolina, Inc.                 North Carolina            23-2777389
Toll Bros. of North Carolina II, Inc.              North Carolina            23-2990315
Toll Bros. of North Carolina III, Inc.             North Carolina            23-2993276
Toll Bros. of Tennessee, Inc.                      Delaware                  51-0385724
Toll Brothers Real Estate, Inc.                    Pennsylvania              23-2417116
Toll CA GP Corp.                                   California                23-2748091
Toll CO GP Corp.                                   Colorado                  23-2978190
Toll Corp.                                         Delaware                  23-2485860
Toll Finance Corp.                                 Delaware                  23-2978196
Toll FL GP Corp.                                   Florida                   23-2796288
Toll IL GP Corp.                                   Illinois                  23-2967049
Toll Land Corp. No. 6                              Pennsylvania              23-2417134

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Toll Land Corp. No. 10                             Delaware                  23-2551776
Toll Land Corp. No. 20                             Delaware                  23-2551793
Toll Land Corp. No. 43                             Delaware                  23-2737488
Toll Land Corp. No. 45                             Delaware                  23-2737050
Toll Land Corp. No. 46                             Delaware                  23-2731483
Toll Land Corp. No. 47                             Delaware                  23-2737359
Toll Land Corp. No. 48                             Delaware                  23-2860557
Toll Land Corp. No. 49                             Delaware                  23-2860562
Toll Land Corp. No. 50                             Delaware                  23-2860513
Toll Land Corp. No. 51                             Delaware                  23-2959185
Toll Land Corp. No. 52                             Delaware                  23-2966099
Toll Land Corp. No. 53                             Delaware                  23-2978200
Toll Land Corp. No. 55                             Delaware                  23-2978124
Toll Land Corp. No. 56                             Delaware                  23-2978119
Toll Land Corp. No. 58                             Delaware                  23-3097273
Toll Land Corp. No. 59                             Delaware                  23-3097278
Toll Land Corp. No. 60                             Delaware                  23-3097277
Toll Management AZ Corp.                           Delaware                  51-0385727
Toll Management VA Corp.                           Delaware                  51-0385725
Toll MI GP Corp.                                   Michigan                  23-2917543
Toll NH GP Corp.                                   New Hampshire             23-3048998
Toll NJX-I Corp.                                   Delaware                  51-0413821
Toll NJX- II Corp.                                 Delaware                  51-0413826
Toll NV GP Corp.                                   Nevada                    23-2928710
Toll NC GP Corp.                                   North Carolina            23-2760759
Toll OH GP Corp.                                   Ohio                      23-2878722
Toll PA GP Corp.                                   Pennsylvania              23-2687561
Toll PA II GP Corp.                                Pennsylvania              03-0395069


                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------

Toll Peppertree, Inc.                              New York                  23-2709097
Toll Philmont Corporation                          Delaware                  23-2526635
Toll Realty Holdings Corp. I                       Delaware                  23-2954512
Toll Realty Holdings Corp. II                      Delaware                  23-2954511
Toll Realty Holdings Corp. III                     Delaware                  23-2954510
Toll RI GP Corp.                                   Rhode Island              23-3020194
Toll SC GP Corp.                                   South Carolina            23-3094328
Toll TN GP Corp.                                   Tennessee                 23-2886926
Toll TX GP Corp.                                   Delaware                  23-2796291
Toll VA GP Corp.                                   Delaware                  23-2551790
Toll VA Member Two, Inc.                           Delaware                  51-0385726
Toll Wood Corporation                              Delaware                  23-2533529
Toll YL, Inc.                                      California                23-2898272
Valley Forge Conservation Holding GP Corp.         Pennsylvania              73-1636768
Warren Chase, Inc.                                 Delaware                  23-2518740
Windsor Development Corp.                          Pennsylvania              23-2432983
Afton Chase, L.P.                                  Pennsylvania              23-2760770
Audubon Ridge, L.P.                                Pennsylvania              23-2668976
BBCC Golf, L.P.                                    Pennsylvania              23-2680898
BBCC Investments, L.P.                             Pennsylvania              23-3051360
Beaumont Chase, L.P.                               Pennsylvania              23-2910269
Belmont Land, L.P.                                 Virginia                  23-2810333
Bennington Hunt, L.P.                              New Jersey                23-2690596
Bernards Chase, L.P.                               New Jersey                23-2796287
Binks Estates Limited Partnership                  Florida                   23-2796300
The Bird Estate Limited Partnership                Massachusetts             23-2883360
Blue Bell Country Club, L.P.                       Pennsylvania              23-2668975
Branchburg Ridge, L.P.                             New Jersey                23-2918996

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Brandywine River Estates, L.P.                     Pennsylvania              23-2838421
Brass Castle Estates, L.P.                         New Jersey                23-2921715
Brentwood Investments, L.P.                        Tennessee                 01-0616044
Bridle Estates, L.P.                               Pennsylvania              23-2855510
Broad Run Associates, L.P.                         Pennsylvania              23-2979479
Buckingham Woods, L.P.                             Pennsylvania              23-2689274
Bucks County Country Club, L.P.                    Pennsylvania              23-2878689
CC Estates Limited Partnership                     Massachusetts             23-2748927
Calabasas View, L.P.                               California                23-2785219
Charlestown Hills, L.P.                            New Jersey                23-2855658
Cheltenham Estates Limited Partnership             Michigan                  23-2968590
Chesterbrooke Limited Partnership                  New Jersey                23-2485378
Chesterfield Hunt, L.P.                            New Jersey                23-2855657
Cobblestones at Thornbury, L.P.                    Pennsylvania              23-2774674
Cold Spring Hunt, L.P.                             Pennsylvania              23-2702468
Coleman-Toll Limited Partnership                   Nevada                    23-2928708
Concord Chase, L.P.                                Pennsylvania              23-2897949
Cortlandt Chase, L.P.                              New York                  23-2928875
Delray Limited Partnership                         Florida                   23-2929049
Dolington Estates, L.P.                            Pennsylvania              23-2760781
Dominion Country Club, L.P.                        Virginia                  23-2984309
Eagle Farm Limited Partnership                     Massachusetts             23-2760777
Edmunds-Toll Limited Partnership                   Arizona                   23-2815685
Eldorado Country Estates, L.P.                     Texas                     23-2796296
Estates at Autumnwood, L.P.                        Delaware                  23-2709134
The Estates at Brooke Manor Limited Partnership    Maryland                  23-2740412
Estates at Coronado Pointe, L.P.                   California                23-2796299

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
The Estates at Potomac Glen Limited Partnership    Maryland                  23-2785225
Estates at Princeton Junction, L.P.                New Jersey                23-2760779
Estates at Rivers Edge, L.P.                       New Jersey                23-2748080
Estates at San Juan Capistrano, L.P.               California                23-2796301
The Estates at Summit Chase, L.P.                  California                23-2748089
Fairfax Investment, L.P.                           Virginia                  23-2982190
Fairfax Station Hunt, L.P.                         Virginia                  23-2680894
Fair Lakes Chase, L.P.                             Virginia                  23-2955092
Fairway Mews Limited Partnership                   New Jersey                23-2621939
Farmwell Hunt, L.P.                                Virginia                  23-2822996
First Brandywine Partners, L.P.                    Delaware                  51-0385730
Franklin Oaks Limited Partnership                  Massachusetts             23-2838925
Freehold Chase, L.P.                               New Jersey                23-2743988
Great Falls Hunt, L.P.                             Virginia                  23-2719371
Great Falls Woods, L.P.                            Virginia                  23-2963544
Greens at Waynesborough, L.P.                      Pennsylvania              23-2740013
Greenwich Chase, L.P.                              New Jersey                23-2709793
Greenwich Station, L.P.                            New Jersey                23-2816336
Hockessin Chase, L.P.                              Delaware                  23-2944970
Holland Ridge, L.P.                                New Jersey                23-2785227
Holliston Hunt Limited Partnership                 Massachusetts             23-2922701
Hopewell Hunt, L.P.                                New Jersey                23-2838289
Huckins Farm Limited Partnership                   Massachusetts             23-2740411
Hunter Mill, L.P.                                  Virginia                  23-2711430
Hunterdon Chase, L.P.                              New Jersey                23-2774673
Hunterdon Ridge, L.P.                              New Jersey                23-2944965
Huntington Estates Limited Partnership             Connecticut               23-2855662

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Hurley Ridge Limited Partnership                   Maryland                  23-2954935
Independence Hill, L.P.                            New Jersey                23-2872609
Kensington Woods Limited Partnership               Massachusetts             23-2701194
Knolls of Birmingham, L.P.                         Pennsylvania              23-2855656
Lakeridge, L.P.                                    Pennsylvania              23-2740012
Lakeway Hills Properties, L.P.                     Texas                     23-2838579
Laurel Creek, L.P.                                 New Jersey                23-2796297
Loudoun Valley Associates, L.P.                    Virginia                  23-3025878
Mallard Lakes, L.P.                                Texas                     23-2796298
Manalapan Hunt, L.P.                               New Jersey                23-2806323
Maple Creek Limited Partnership                    Michigan                  38-3453419
Marshallton Chase, L.P.                            Pennsylvania              23-2855525
Mill Road Estates, L.P.                            Pennsylvania              23-2774670
Montgomery Chase, L.P.                             New Jersey                23-2745356
Montgomery Oaks, L.P.                              New Jersey                23-2796292
Moorestown Hunt, L.P.                              New Jersey                23-2810335
Mount Kisco Chase, L.P.                            New York                  23-2796641
NC Country Club Estates Limited Partnership        North Carolina            23-2917299
Newport Ridge Limited Partnership                  Michigan                  38-3413877
Newtown Chase Limited Partnership                  Connecticut               23-2818660
Northampton Crest, L.P.                            Pennsylvania              23-2944980
Northampton Preserve, L.P.                         Pennsylvania              23-2901212
Patriots, L.P.                                     New Jersey                23-2941041
The Preserve Limited Partnership                   North Carolina            23-2785224
The Preserve at Annapolis Limited Partnership      Maryland                  23-2838510
The Preserve at Boca Raton Limited Partnership     Florida                   23-2810339

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Preston Village Limited Partnership                North Carolina            23-2806570
Princeton Hunt, L.P.                               New Jersey                23-2747998
Providence Limited Partnership                     North Carolina            23-2810338
Providence Hunt, L.P.                              Pennsylvania              23-2680892
Providence Plantation Limited Partnership          North Carolina            23-2855661
Regency at Dominion Valley, L.P.                   Virginia                  45-0497498
River Crossing, L.P.                               Pennsylvania              23-2855516
Rolling Greens, L.P.                               New Jersey                23-2855583
Rose Hollow Crossing Associates                    Pennsylvania              23-2253629
Rose Tree Manor, L.P.                              Pennsylvania              23-2699972
Seaside Estates Limited Partnership                Florida                   23-2870057
Shrewsbury Hunt Limited Partnership                Massachusetts             23-2912930
Silverman-Toll Limited Partnership                 Michigan                  23-2986323
Somers Chase, L.P.                                 New York                  23-2855511
Somerset Development Limited Partnership           North Carolina            23-2785223
South Riding, L.P.                                 Virginia                  23-2994369
South Riding Partners, L.P.                        Virginia                  23-2861890
Southlake Woods, L.P.                              Texas                     23-2869081
Southport Landing Limited Partnership              Connecticut               23-2784609
Springton Pointe, L.P.                             Pennsylvania              23-2810340
Stone Mill Estates, L.P.                           Pennsylvania              23-3013974
Stoney Ford Estates, L.P.                          Pennsylvania              23-2882087
Swedesford Chase, L.P.                             Pennsylvania              23-2939504
TBI/Heron Bay Limited Partnership                  Florida                   23-2928874
TBI/Naples Limited Partnership                     Florida                   23-2883354
TBI/Palm Beach Limited Partnership                 Florida                   23-2891601

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
TB Proprietary, L.P.                               Delaware                  23-3070158
Tenby Hunt, L.P.                                   Delaware                  23-2682946
Thornbury Knoll, L.P.                              Pennsylvania              23-2668410
Timber Ridge Investment Limited Partnership        Michigan                  38-3413876
Toll at Brier Creek Limited Partnership            North Carolina            23-2954264
Toll at Daventry Park, L.P.                        Ohio                      23-2897947
Toll at Payne Ranch, L.P.                          California                23-2833118
Toll at Potomac Woods, L.P.                        Virginia                  23-2660429
Toll at Princeton Walk, L.P.                       New Jersey                23-2879954
Toll at Westlake, L.P.                             New Jersey                23-2963549
Toll at Whippoorwill, L.P.                         New York                  23-2888554
Toll Bros. of Tennessee, L.P.                      Tennessee                 51-0386723
Toll Brothers Maryland II Limited Partnership      Maryland                  23-3027594
Toll CA, L.P.                                      California                23-2963547
Toll CA II, L.P.                                   California                23-2838417
Toll CA III, L.P.                                  California                23-3031827
Toll CA IV, L.P.                                   California                23-3029688
Toll CA V, L.P.                                    California                23-3091624
Toll CA VI, L.P.                                   California                23-3091657
Toll CO, L.P.                                      Colorado                  23-2978294
Toll CT Limited Partnership                        Connecticut               23-2963551
Toll CT II Limited Partnership                     Connecticut               23-3041974
Toll CT Westport Limited Partnership               Connecticut               23-3048964
Toll-Dublin, L.P.                                  California                23-3070669
Toll Estero Limited Partnership                    Florida                   72-1539292
Toll FL Limited Partnership                        Florida                   23-3007073

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Toll Ft. Myers Limited Partnership                 Florida                   82-0559443
Toll IL, L.P.                                      Illinois                  23-2963552
Toll IL II, L.P.                                   Illinois                  23-3041962
Toll IL III, L.P.                                  Illinois                  03-0382404
Toll IL HWCC, L.P.                                 Illinois                  75-2985312
Toll Land Limited Partnership                      Connecticut               23-2709099
Toll Land IV Limited Partnership                   New Jersey                23-2737490
Toll Land V Limited Partnership                    New York                  23-2796637
Toll Land VI Limited Partnership                   New York                  23-2796640
Toll Land VII Limited Partnership                  New York                  23-2775308
Toll Land VIII Limited Partnership                 New York                  23-2788695
Toll Land IX Limited Partnership                   Virginia                  23-2939502
Toll Land X Limited Partnership                    Virginia                  23-2774670
Toll Land XI Limited Partnership                   New Jersey                23-2796302
Toll Land XII Limited Partnership                  New York                  23-2796303
Toll Land XIII Limited Partnership                 New York                  23-2796304
Toll Land XIV Limited Partnership                  New York                  23-2796295
Toll Land XV Limited Partnership                   Virginia                  23-2810342
Toll Land XVI Limited Partnership                  New Jersey                23-2810344
Toll Land XVII Limited Partnership                 Connecticut               23-2815064
Toll Land XVIII Limited Partnership                Connecticut               23-2833240
Toll Land XIX Limited Partnership                  California                23-2833171
Toll Land XX Limited Partnership                   California                23-2838991
Toll Land XXI Limited Partnership                  Virginia                  23-2865738
Toll Land XXII Limited Partnership                 California                23-2879949
Toll Land XXIII Limited Partnership                California                23-2879946
Toll Land XXV Limited Partnership                  New Jersey                23-2867694
Toll Land XXVI Limited Partnership                 Ohio                      23-2880687

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Toll Land XXVII Limited Partnership                Delaware                  23-2991749
Toll MD Limited Partnership                        Maryland                  23-2963546
Toll MD II Limited Partnership                     Maryland                  23-2978195
Toll MD III Limited Partnership                    Maryland                  23-3044366
Toll MD IV Limited Partnership                     Maryland                  71-0890813
Toll MI Limited Partnership                        Michigan                  23-2999200
Toll MI II Limited Partnership                     Michigan                  23-3015611
Toll MI III Limited Partnership                    Michigan                  23-3097778
Toll Naples Limited Partnership                    Florida                   73-1657686
Toll Naval Associates                              Pennsylvania              23-2454576
Toll NH Limited Partnership                        New Hampshire             23-3048999
Toll NJ, L.P.                                      New Jersey                23-2963550
Toll NJ II, L.P.                                   New Jersey                23-2991953
Toll NJ III, L.P.                                  New Jersey                23-2993263
Toll NJ IV, L.P.                                   New Jersey                23-3038827
Toll NJ V, L.P.                                    New Jersey                23-3091620
Toll NJ VI, L.P.                                   New Jersey                23-3098583
Toll Northville Limited Partnership                Michigan                  23-2918130
Toll Northville Golf Limited Partnership           Michigan                  23-2918224
Toll NV Limited Partnership                        Nevada                    23-3010602
Toll PA, L.P.                                      Pennsylvania              23-2879956
Toll PA II, L.P.                                   Pennsylvania              23-3063349
Toll PA III, L.P.                                  Pennsylvania              23-3097666
Toll PA IV, L.P.                                   Pennsylvania              23-3097672
Toll PA V, L.P.                                    Pennsylvania              03-0395087
Toll PA VI, L.P.                                   Pennsylvania              47-0858909
Toll PA VII, L.P.                                  Pennsylvania              68-0533037
Toll Peppertree, L.P.                              New York                  23-2707709

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Toll Reston Associates, L.P.                       Delaware                  23-3016263
Toll RI, L.P.                                      Rhode Island              23-3020191
Toll RI II, L.P.                                   Rhode Island              27-0043852
Toll SC, L.P.                                      South Carolina            23-3094632
Toll SC II, L.P.                                   South Carolina            82-0574725
Toll TX, L.P.                                      Texas                     23-2984310
Toll TX II, L.P.                                   Texas                     23-3090949
Toll VA, L.P.                                      Virginia                  23-2952674
Toll VA II, L.P.                                   Virginia                  23-3001131
Toll VA IV, L.P.                                   Virginia                  75-2972033
Toll VA V, L.P.                                    Virginia                  47-0887401
Toll Venice Limited Partnership                    Florida                   71-0902794
Toll YL, L.P.                                      California                23-3016250
Toll YL II, L.P.                                   California                80-0014182
Trumbull Hunt Limited Partnership                  Connecticut               23-2855529
Uwchlan Woods, L.P.                                Pennsylvania              23-2838958
Valley Forge Conservation Holding, L.P.            Pennsylvania              42-1537902
Valley Forge Woods, L.P.                           Pennsylvania              23-2699971
Valley View Estates Limited Partnership            Massachusetts             23-2760768
Village Partners, L.P.                             Pennsylvania              81-0594073
Waldon Preserve Limited Partnership                Michigan                  38-3312737
Warwick Greene, L.P.                               Pennsylvania              23-2968960
Warwick Woods, L.P.                                Pennsylvania              23-2838950
Washington Greene Development, L.P.                New Jersey                23-2815640
West Amwell Limited Partnership                    New Jersey                23-2570825
Whiteland Woods, L.P.                              Pennsylvania              23-2833125

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
Wichita Chase, L.P.                                Texas                     23-2855660
Willowdale Crossing, L.P.                          Pennsylvania              23-2879951
Wilson Concord, L.P.                               Tennessee                 23-2887824
Woodbury Estates, L.P.                             New Jersey                23-2855523
The Woods at Highland Lakes, L.P.                  Ohio                      23-2948699
The Woods at Long Valley, L.P.                     New Jersey                23-2889640
The Woods at Muddy Branch Limited Partnership      Maryland                  23-2810336
Wrightstown Hunt, L.P.                             Pennsylvania              23-2838487
Yardley Estates, L.P.                              Pennsylvania              23-2691658
Belmont Country Club I LLC                         Virginia                  23-2810333**
Belmont Country Club II LLC                        Virginia                  23-2810333**
Big Branch Overlook L.L.C.                         Maryland                  23-2978195**
Brier Creek Country Club I LLC                     North Carolina            23-2954264**
Brier Creek Country Club II LLC                    North Carolina            23-2954264**
C.B.A.Z. Construction Company LLC                  Arizona                   51-0385729**
C.B.A.Z, Holding Company LLC                       Delaware                  51-0385729
Creeks Farm L.L.C.                                 Maryland                  23-2978195**
Dominion Valley Country Club I LLC                 Virginia                  23-2984309**
Dominion Valley Country Club II LLC                Virginia                  23-2984309**
ELB Investments I LLC                              Illinois                  23-2963552**
ELB Investments II LLC                             Illinois                  23-2963552**
FC Investments I LLC                               Massachusetts             23-2838925**
FC Investments II LLC                              Massachusetts             23-2838925**
Feys Property LLC                                  Maryland                  23-2978195**

-----------
** Uses Employment Identification Number used by its sole member.

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
First Brandywine LLC I                             Delaware                  23-2485787**
First Brandywine LLC II                            Delaware                  23-2485787**
Frenchman's Reserve Realty, LLC                    Florida                   23-2417123**
Golf I Country Club Estates at Moorpark LLC        California                23-2963547**
Golf II Country Club Estates at Moorpark LLC       California                23-2963547**
High Point at Hopewell, LLC                        New Jersey                23-3098583**
Hunts Bluff LLC                                    Maryland                  23-2978195**
Long Meadows TBI, LLC                              Maryland                  23-3044366**
Martin County Improvement Association LLC          Florida                   23-2417123**
Mizner Realty, L.L.C.                              Florida                   23-2417123**
Mountain View Country Club I LLC                   California                23-3091624**
Mountain View Country Club II LLC                  California                23-3091624**
Naples Lakes Country Club, L.L.C.                  Florida                   23-2883354**
Naples TBI Realty, LLC                             Florida                   23-2417123**
Northville Hills Golf Club LLC                     Michigan                  23-2918224**
Nosan & Silverman Homes LLC                        Michigan                  38-3208312
Palm Cove Golf & Yacht Club I LLC                  Florida                   23-3007073**
Palm Cove Golf & Yacht Club II LLC                 Florida                   23-3007073**
Palm Cove Marina I LLC                             Florida                   23-3007073**
Palm Cove Marina II LLC                            Florida                   23-3007073**
Regency at Denville LLC                            New Jersey                23-2810344**
Regency at Dominion Valley LLC                     Virginia                  23-2984309**
The Regency Golf Club I LLC                        Virginia                  23-2984309**
The Regency Golf Club II LLC                       Virginia                  23-2984309**

-----------
** Uses Employment Identification Number used by its sole member.

                                                 State or Other
Exact name of Registrant as                      Jurisdiction of          I.R.S. Employer
      Specified                                Incorporation or of        Identification
    in Its Charter                                Organization                Number
---------------------------                    --------------------       ---------------
RiverCrest Sewer Company, LLC                      Pennsylvania              23-3097672**
Sapling Ridge, LLC                                 Maryland                  23-2978195**
South Riding Realty LLC                            Virginia                  23-2861890**
SR Amberlea LLC                                    Virginia                  23-2861890**
Toll Brothers Realty Michigan II LLC               Michigan                  23-2417123**
Toll Cedar Hunt LLC                                Virginia                  23-2994369**
Toll DE X, LLC                                     Delaware                  23-3098760
Toll-Dublin, LLC                                   California                23-3070669**
Toll Equipment, L.L.C.                             Delaware                  23-2417123**
Toll NJ I, L.L.C.                                  New Jersey                23-3091620**
Toll NJ II, L.L.C.                                 New Jersey                23-3091620**
Toll Realty L.L.C.                                 Florida                   23-2417123**
Toll Reston Associates, L.L.C.                     Delaware                  23-2551790**
Toll VA L.L.C                                      Delaware                  51-0385728
Toll VA III L.L.C.                                 Virginia                  23-2417123**
Virginia Construction Co. I, LLC                   Virginia                  23-2417123**
Virginia Construction Co. II, LLC                  Virginia                  23-2417123**

-----------
**Uses Employment Identification Number used by its sole member.